UNITED STATES

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GIGCAPITAL4, INC.

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BIGBEAR.AI TO BECOME PUBLICLY TRADED COMPANY VIA MERGER WITH GIGCAPITAL4

September 2021

BIGBEAR.AI
DATA-DRIVEN DECISION DOMINANCE

Investor Presentation

© 2021 BigBear.ai. All rights reserved | BigBear.ai Proprietary.

Safe Harbor This investor presentation (“Presentation”)is forinformational purposes only to assist interested parties in making theirown evaluation with respect to theproposed Business Combination (the “Business Combination”) between GigCapital4,Inc. (“GigCapital4”) and BigBear.ai Holdings, LLC (f/k/a LakeIntermediate, LLC; togetherwithits direct andindirect subsidiaries,collectively,the“Company”or“BigBear.ai”). Theinformation containedherein does not purport tobe all-inclusive and noneof GigCapital4,theCompanyortheirrespectiveaffiliates makes any representation orwarranty,express orimplied, as to theaccuracy,completeness or reliabilityof theinformation contained in this presentation. This Presentation does not constitute(i) asolicitation of aproxy,consentor authorization with respect to any securities or in respect of the proposed Business Combination or(ii) an offer to sell, asolicitation of an offer to buyor a recommendation to purchase any securityof GigCapital4, the Company or anyof their respective affiliates. You should not construe thecontents of this Presentation as legal, tax, accountingorinvestment adviceor a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein and,by accepting this, Presentation,you confirm that you are not relying upon theinformation contained herein to make any decision. The distributionof this Presentation may also be restricted by law and personsinto whosepossession this Presentation comes shouldinform themselves of and observe any such restrictions. Therecipient acknowledges thatitis (i) awarethat the United States Securities laws prohibit any person who hasmaterial,non- publicinformation concerningacompany from purchasingorsellingsecuritiesof such company orfrom communicatingsuch information to any otherpersonundercircumstancesinwhich it is reasonably foreseeablethat such personislikely to purchaseorsell suchsecurities,and (ii) familiarwith theSecurities Exchange Actof 1934, as amended, and therules and regulations promulgated thereunder (collectively, the “ExchangeAct”), and that therecipient will neitheruse,nor causeany third party to use,this Presentation or any information contained hereinin contravention of theExchangeAct,including,withoutlimitation, Rule 10b-5 hereunder. This Presentation and theinformation contained herein constitutesconfidentialinformation,is provided to you on thecondition that you agree that you will holdit in strict confidence and not reproduce,disclose,forward ordistributeit in wholeor in part without thepriorwritten consent of GigCapital4and theCompany and is intended fortherecipient hereof only. FORWARD-LOOKING STATEMENTS This Presentation includes forward-lookingstatements” within themeaning of the safe harbor provisionsof the United States Private Securities Litigation Reform Actof 1995. Forward-lookingstatements may beidentified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”orothersimilarexpressions thatpredictorindicatefuture eventsor trendsor that arenot statements of historical matters. Theseforward-lookingstatements include, but are notlimited to,statements regardingestimates and forecastsof other financial and performancemetrics, and projections of market opportunity and market share. Thesestatements arebased on various assumptions, whetheror notidentified in this Presentation,andon thecurrent expectations of managementof theCompany and arenot predictionsof actual performance. These forward-looking statements areprovided for illustrative purposes only and arenot intended to serveas,andmust notberelied on by any investor as, a guarantee, an assurance,a prediction oradefinitivestatement of factorprobability. Actual events and circumstances aredifficultorimpossible to predict and will differfrom assumptions. Many actual events and circumstances arebeyond thecontrolof theCompany. Theseforward-lookingstatements are subject to anumberof risks and uncertainties,includingchanges in domestic and foreign business,market, financial,political,andlegal conditions; theinabilityof theparties to successfully ortimely consummate theproposed Business Combination,including therisk that any required regulatory approvals arenot obtained,aredelayed oraresubject to unanticipated conditions thatcould adversely affect thecombined companyor theexpected benefits of theproposed BusinessCombination orthat the approval of stockholdersis not obtained; failure to realize the anticipated benefits of theproposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rolloutof BigBear.ai's business and the timing of expected business milestones; the effects of competition on the Company's future business; the amountof redemption requests madeby GigCapital4 's public stockholders; the ability of GigCapital4’s or thecombined company to issue equity or equity-linked securities in connection with theproposed Business Combination orin thefuture. If any of theserisks materializeor the Company’s assumptions proveincorrect,actual results could differmaterially from theresultsimplied by theseforward-lookingstatements. Theremay beadditional risks that neither GigCapital4northeCompany presently know orthat theycurrentlybelieveareimmaterial thatcould alsocauseactual results to differ from thosecontained in theforward-lookingstatements.In addition, forward-lookingstatements reflect GigCapital4and BigBear.ais ’ expectations,plansor forecasts of future events and views as of thedateof this Presentation.While GigCapital4 and theCompany may elect to updatethese forward-lookingstatements at some pointin thefuture, GigCapital4and theCompany specifically disclaim any obligation to do so. Theseforward-lookingstatements should notbe relied upon as representing GigCapital4's and theCompany's assessments as of any datesubsequent to thedateof this Presentation. Accordingly,undue relianceshould notbe placed upontheforward-lookingstatements. NeithertheCompany, GigCapital4, noranyof theirrespectiveaffiliates haveany obligation to updatethis Presentation.Although all information and opinions expressed in thisPresentation wereobtained from sources believed to bereliable andin good faith, no representation orwarranty, expressorimplied,is made as to its accuracy orcompleteness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should notbe assumed to be,completeorto constituteall theinformation necessary to adequately make aninformed decision regarding your engagement with theCompany and GigCapital4. 2Safe Harbor This investor presentation (“Presentation”)is forinformational purposes only to assist interested parties in making theirown evaluation with respect to theproposed Business Combination (the “Business Combination”) between GigCapital4,Inc. (“GigCapital4”) and BigBear.ai Holdings, LLC (f/k/a LakeIntermediate, LLC; togetherwithits direct andindirect subsidiaries,collectively,the“Company”or“BigBear.ai”). Theinformation containedherein does not purport tobe all-inclusive and noneof GigCapital4,theCompanyortheirrespectiveaffiliates makes any representation orwarranty,express orimplied, as to theaccuracy,completeness or reliabilityof theinformation contained in this presentation. This Presentation does not constitute(i) asolicitation of aproxy,consentor authorization with respect to any securities or in respect of the proposed Business Combination or(ii) an offer to sell, asolicitation of an offer to buyor a recommendation to purchase any securityof GigCapital4, the Company or anyof their respective affiliates. You should not construe thecontents of this Presentation as legal, tax, accountingorinvestment adviceor a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein and,by accepting this, Presentation,you confirm that you are not relying upon theinformation contained herein to make any decision. The distributionof this Presentation may also be restricted by law and personsinto whosepossession this Presentation comes shouldinform themselves of and observe any such restrictions. Therecipient acknowledges thatitis (i) awarethat the United States Securities laws prohibit any person who hasmaterial,non- publicinformation concerningacompany from purchasingorsellingsecuritiesof such company orfrom communicatingsuch information to any otherpersonundercircumstancesinwhich it is reasonably foreseeablethat such personislikely to purchaseorsell suchsecurities,and (ii) familiarwith theSecurities Exchange Actof 1934, as amended, and therules and regulations promulgated thereunder (collectively, the “ExchangeAct”), and that therecipient will neitheruse,nor causeany third party to use,this Presentation or any information contained hereinin contravention of theExchangeAct,including,withoutlimitation, Rule 10b-5 hereunder. This Presentation and theinformation contained herein constitutesconfidentialinformation,is provided to you on thecondition that you agree that you will holdit in strict confidence and not reproduce,disclose,forward ordistributeit in wholeor in part without thepriorwritten consent of GigCapital4and theCompany and is intended fortherecipient hereof only. FORWARD-LOOKING STATEMENTS This Presentation includes forward-lookingstatements” within themeaning of the safe harbor provisionsof the United States Private Securities Litigation Reform Actof 1995. Forward-lookingstatements may beidentified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”orothersimilarexpressions thatpredictorindicatefuture eventsor trendsor that arenot statements of historical matters. Theseforward-lookingstatements include, but are notlimited to,statements regardingestimates and forecastsof other financial and performancemetrics, and projections of market opportunity and market share. Thesestatements arebased on various assumptions, whetheror notidentified in this Presentation,andon thecurrent expectations of managementof theCompany and arenot predictionsof actual performance. These forward-looking statements areprovided for illustrative purposes only and arenot intended to serveas,andmust notberelied on by any investor as, a guarantee, an assurance,a prediction oradefinitivestatement of factorprobability. Actual events and circumstances aredifficultorimpossible to predict and will differfrom assumptions. Many actual events and circumstances arebeyond thecontrolof theCompany. Theseforward-lookingstatements are subject to anumberof risks and uncertainties,includingchanges in domestic and foreign business,market, financial,political,andlegal conditions; theinabilityof theparties to successfully ortimely consummate theproposed Business Combination,including therisk that any required regulatory approvals arenot obtained,aredelayed oraresubject to unanticipated conditions thatcould adversely affect thecombined companyor theexpected benefits of theproposed BusinessCombination orthat the approval of stockholdersis not obtained; failure to realize the anticipated benefits of theproposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rolloutof BigBear.ai's business and the timing of expected business milestones; the effects of competition on the Company's future business; the amountof redemption requests madeby GigCapital4 's public stockholders; the ability of GigCapital4’s or thecombined company to issue equity or equity-linked securities in connection with theproposed Business Combination orin thefuture. If any of theserisks materializeor the Company’s assumptions proveincorrect,actual results could differmaterially from theresultsimplied by theseforward-lookingstatements. Theremay beadditional risks that neither GigCapital4northeCompany presently know orthat theycurrentlybelieveareimmaterial thatcould alsocauseactual results to differ from thosecontained in theforward-lookingstatements.In addition, forward-lookingstatements reflect GigCapital4and BigBear.ais ’ expectations,plansor forecasts of future events and views as of thedateof this Presentation.While GigCapital4 and theCompany may elect to updatethese forward-lookingstatements at some pointin thefuture, GigCapital4and theCompany specifically disclaim any obligation to do so. Theseforward-lookingstatements should notbe relied upon as representing GigCapital4's and theCompany's assessments as of any datesubsequent to thedateof this Presentation. Accordingly,undue relianceshould notbe placed upontheforward-lookingstatements. NeithertheCompany, GigCapital4, noranyof theirrespectiveaffiliates haveany obligation to updatethis Presentation.Although all information and opinions expressed in thisPresentation wereobtained from sources believed to bereliable andin good faith, no representation orwarranty, expressorimplied,is made as to its accuracy orcompleteness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should notbe assumed to be,completeorto constituteall theinformation necessary to adequately make aninformed decision regarding your engagement with theCompany and GigCapital4. 2

Safe Harbor (cont.) USE OF PROJECTIONS This Presentation contains projected financial information with respect to BigBear.ai, namely theCompany’s projected revenue, products sold,gross profit,Adjusted EBITDA and Adjusted EBITDA margin for 2021-2025. Such projected financial information constitutes forward-lookinginformation, and is forillustrative purposes only and should notberelied upon as necessarily beingindicativeof futureresults. The assumptions and estimates underlyingsuch projected financialinformation areinherently uncertain and aresubject to awidevariety of significant business,economic,competitiveand otherrisks and uncertainties that could cause actual results to differmaterially from thosecontained in theprojected financial information. See Forward-Looking Statements” paragraph above. Actual results may differmaterially from the results contemplated by theprojected financial information contained in this Presentation, and theinclusion of such information in this Presentation should notberegarded as a representationby any person that theresults reflectedin such projections will be achieved. Neithertheindependent auditorsof GigCapital4northeindependent registered public accountingfirmof theCompany audited,reviewed,compiledorperformed any procedureswith respect to theprojections forthepurposeof theirinclusionin this Presentation and, accordingly,neitherof them expressed an opinion orprovided any otherform of assurancewith respectthereto for thepurposeof thisPresentation. There arenumerous factors related to themarkets in general orthe implementation of any operational strategy that cannot be fully accounted forwith respect to the projections herein. Any targets or estimates are therefore subject to anumberof important risks, qualifications, limitations and exceptions that could materially and adversely affect GigCapital4 and theCompany's performance. Moreover, actual events aredifficult to project and often depend upon factors that arebeyond thecontrolof GigCapital4and theCompany and its affiliates. A reconciliation ofnon-GAAP financial measuresin this Presentation to themost directly comparableGAAP financial measures is not included,because, without unreasonable effort,the Company is unableto predict with reasonable certainty theamountortimingof non-GAAPadjustments that are used to calculatethesenon-GAAPfinancial measures. IMPORTANT INFORMATION FOR INVESTORSANDSTOCKHOLDERS In connection with theproposed Business Combination,GigCapital4intends to fileaproxy statement with the SEC. Thedefinitiveproxy statement and other relevant documents will besentor given to thestockholdersof GigCapital4 and willcontain important information about theproposed Business Combination and related matters. GigCapital4stockholders and otherinterested persons are advised to read,when available, theproxy statementin connection with GigCapital4's solicitation of proxies for themeetingof stockholders to beheld to approve theBusiness Combination becausetheproxy statement will contain important information about the proposed Business Combination. When available, thedefinitiveproxy statement will bemailed to GigCapital4 stockholders as of a record date to be established forvotingon theBusiness Combination. Stockholders will also be ableto obtain copies of the proxy statement,without charge,once available,at theSEC's website at www.sec.gov. PARTICIPANTS IN SOLICITATION GigCapital4,theCompany and theirrespectivedirectors,managers andofficersmay bedeemed participantsin thesolicitationof proxies of stockholdersin connection with theproposed BusinessCombination. GigCapital4stockholders andotherinterested persons mayobtain,without charge, moredetailedinformation regarding the directors,managers and officers of GigCapital4 in GigCapital4's RegistrationStatement on Form S-1initially filed with theSEC onJanuary 22, 2021. Additionalinformation willbeavailablein the definitiveproxy statement when it becomes available. USE OF NON·GAAP FINANCIAL MEASURES The financial information and datacontainedin this Presentationis unaudited anddoes not conform to Regulation S-Xpromulgated undertheAct. Accordingly,suchinformation and datamay notbeincluded in,maybeadjusted in ormaybepresented differently in, any proxy statement to befiled by GigCapital4with the SEC. Someof thefinancialinformation and datacontainedin this Presentation,such as Adjusted EBITDA and Adjusted EBITDA margin,havenot been prepared in accordancewith United States generally accepted accountingprinciples ( GAAP ). GigCapital4 and BigBear. ai believe thesenon-GAAP measures of financial results provideuseful information tomanagement andinvestors regardingcertain financial and business trends relatingto theCompany's financial condition and results of operations. GigCapital4 and BigBear. ai believe that theuse of thesenon-GAAP financial measures provide an additional tool forinvestors to usein evaluatingprojected operating results and trends in andin comparingBigBear.ai's financial measures with othersimilarcompanies,manyof which present similarnon-GAAP financial measures to investors. Management does not considerthesenon-GAAPmeasuresinisolation or as an alternative to financial measures determined in accordancewith GAAP. Theprincipal limitation of thesenon-GAAP financial measures is that they exclude significant expenses and incomethat are required by GAAP to berecordedin theCompanys ' financial statements. In addition, they aresubject to inherent limitations as they reflect theexerciseof judgments by management about which expenseand incomeare excluded orincluded in determiningthesenon-GAAP financialmeasures.Inorder tocompensatefor theselimitations, management presentsnon-GAAPfinancial measures in connection with GAAP results. SEGMENT REPORTING The Company reportsits results in two segments: Cyber and Engineering(C&E) and Analytics. Within thesegments,theChief OperatingDecision Maker(CODM) evaluates performanceand allocates resources based on Segment Gross Profit and Segment Gross Profit Margin,which arecalculated by reducing thecosts associated with development activitieson Firm FixedPrice(FFP) and Time and Material (T&M) contracts from costof revenue,where theCompany retains intellectual property that can berepurposed for futureuse. Segment Gross Profit and Gross Profit Margin arenot calculated on thesamebasis as Consolidated Gross Profit and Gross Profit Margin. In addition, Segment Gross Profit and Gross Profit Margin for the fiscal year ended December 31, 2020 are presented on apro formabasis to reflect results of closed acquisitions and includemanagement’s estimates of segment results fortheperiod duringsuch fiscal yearpriorto the adoption of segment reporting. INDUSTRY AND MARKET DATA This Presentation hasbeen prepared by GigCapital4and BigBear. ai and includesmarket dataand otherstatistical information from sources believedby GigCapital4 and theCompany to bereliable,includingindependentindustry publications, governmental publications orotherpublishedindependent sources. Somedata is also based on the good faith estimates of GigCapital4 and BigBear.ai,which arederived from its review of internal sources as well as theindependent sources described above. Although GigCapital4 and theCompany believethesesources arereliable,they have notindependently verified theinformation and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES GigCapital4and BigBear. ai own orhave rights to various trademarks,servicemarks and tradenames that they usein connection with theoperation of theirrespectivebusinesses. ThisPresentation also contains trademarks,servicemarks and tradenamesof third parties,which aretheproperty of theirrespectiveowners. Theuseordisplayof thirdparties'trademarks,servicemarks, tradenames orproducts in thisPresentation is not intended to, anddoes not imply,arelationshipwith GigCapital4orBigBear.ai,or an endorsementorsponsorshipby orof GigCapital4ortheCompany. Solely forconvenience, thetrademarks,servicemarks and tradenames referred to in this Presentation may appearwithout the®,TMor SMsymbols,but such references arenot intended to indicate,in any way,that GigCapital4orBigBear. ai willnot assert,to thefullest extent under applicablelaw, their rights ortherightof theapplicablelicensor to these trademarks, servicemarks and trade names. 3Safe Harbor (cont.) USE OF PROJECTIONS This Presentation contains projected financial information with respect to BigBear.ai, namely theCompany’s projected revenue, products sold,gross profit,Adjusted EBITDA and Adjusted EBITDA margin for 2021-2025. Such projected financial information constitutes forward-lookinginformation, and is forillustrative purposes only and should notberelied upon as necessarily beingindicativeof futureresults. The assumptions and estimates underlyingsuch projected financialinformation areinherently uncertain and aresubject to awidevariety of significant business,economic,competitiveand otherrisks and uncertainties that could cause actual results to differmaterially from thosecontained in theprojected financial information. See Forward-Looking Statements” paragraph above. Actual results may differmaterially from the results contemplated by theprojected financial information contained in this Presentation, and theinclusion of such information in this Presentation should notberegarded as a representationby any person that theresults reflectedin such projections will be achieved. Neithertheindependent auditorsof GigCapital4northeindependent registered public accountingfirmof theCompany audited,reviewed,compiledorperformed any procedureswith respect to theprojections forthepurposeof theirinclusionin this Presentation and, accordingly,neitherof them expressed an opinion orprovided any otherform of assurancewith respectthereto for thepurposeof thisPresentation. There arenumerous factors related to themarkets in general orthe implementation of any operational strategy that cannot be fully accounted forwith respect to the projections herein. Any targets or estimates are therefore subject to anumberof important risks, qualifications, limitations and exceptions that could materially and adversely affect GigCapital4 and theCompany's performance. Moreover, actual events aredifficult to project and often depend upon factors that arebeyond thecontrolof GigCapital4and theCompany and its affiliates. A reconciliation ofnon-GAAP financial measuresin this Presentation to themost directly comparableGAAP financial measures is not included,because, without unreasonable effort,the Company is unableto predict with reasonable certainty theamountortimingof non-GAAPadjustments that are used to calculatethesenon-GAAPfinancial measures. IMPORTANT INFORMATION FOR INVESTORSANDSTOCKHOLDERS In connection with theproposed Business Combination,GigCapital4intends to fileaproxy statement with the SEC. Thedefinitiveproxy statement and other relevant documents will besentor given to thestockholdersof GigCapital4 and willcontain important information about theproposed Business Combination and related matters. GigCapital4stockholders and otherinterested persons are advised to read,when available, theproxy statementin connection with GigCapital4's solicitation of proxies for themeetingof stockholders to beheld to approve theBusiness Combination becausetheproxy statement will contain important information about the proposed Business Combination. When available, thedefinitiveproxy statement will bemailed to GigCapital4 stockholders as of a record date to be established forvotingon theBusiness Combination. Stockholders will also be ableto obtain copies of the proxy statement,without charge,once available,at theSEC's website at www.sec.gov. PARTICIPANTS IN SOLICITATION GigCapital4,theCompany and theirrespectivedirectors,managers andofficersmay bedeemed participantsin thesolicitationof proxies of stockholdersin connection with theproposed BusinessCombination. GigCapital4stockholders andotherinterested persons mayobtain,without charge, moredetailedinformation regarding the directors,managers and officers of GigCapital4 in GigCapital4's RegistrationStatement on Form S-1initially filed with theSEC onJanuary 22, 2021. Additionalinformation willbeavailablein the definitiveproxy statement when it becomes available. USE OF NON·GAAP FINANCIAL MEASURES The financial information and datacontainedin this Presentationis unaudited anddoes not conform to Regulation S-Xpromulgated undertheAct. Accordingly,suchinformation and datamay notbeincluded in,maybeadjusted in ormaybepresented differently in, any proxy statement to befiled by GigCapital4with the SEC. Someof thefinancialinformation and datacontainedin this Presentation,such as Adjusted EBITDA and Adjusted EBITDA margin,havenot been prepared in accordancewith United States generally accepted accountingprinciples ( GAAP ). GigCapital4 and BigBear. ai believe thesenon-GAAP measures of financial results provideuseful information tomanagement andinvestors regardingcertain financial and business trends relatingto theCompany's financial condition and results of operations. GigCapital4 and BigBear. ai believe that theuse of thesenon-GAAP financial measures provide an additional tool forinvestors to usein evaluatingprojected operating results and trends in andin comparingBigBear.ai's financial measures with othersimilarcompanies,manyof which present similarnon-GAAP financial measures to investors. Management does not considerthesenon-GAAPmeasuresinisolation or as an alternative to financial measures determined in accordancewith GAAP. Theprincipal limitation of thesenon-GAAP financial measures is that they exclude significant expenses and incomethat are required by GAAP to berecordedin theCompanys ' financial statements. In addition, they aresubject to inherent limitations as they reflect theexerciseof judgments by management about which expenseand incomeare excluded orincluded in determiningthesenon-GAAP financialmeasures.Inorder tocompensatefor theselimitations, management presentsnon-GAAPfinancial measures in connection with GAAP results. SEGMENT REPORTING The Company reportsits results in two segments: Cyber and Engineering(C&E) and Analytics. Within thesegments,theChief OperatingDecision Maker(CODM) evaluates performanceand allocates resources based on Segment Gross Profit and Segment Gross Profit Margin,which arecalculated by reducing thecosts associated with development activitieson Firm FixedPrice(FFP) and Time and Material (T&M) contracts from costof revenue,where theCompany retains intellectual property that can berepurposed for futureuse. Segment Gross Profit and Gross Profit Margin arenot calculated on thesamebasis as Consolidated Gross Profit and Gross Profit Margin. In addition, Segment Gross Profit and Gross Profit Margin for the fiscal year ended December 31, 2020 are presented on apro formabasis to reflect results of closed acquisitions and includemanagement’s estimates of segment results fortheperiod duringsuch fiscal yearpriorto the adoption of segment reporting. INDUSTRY AND MARKET DATA This Presentation hasbeen prepared by GigCapital4and BigBear. ai and includesmarket dataand otherstatistical information from sources believedby GigCapital4 and theCompany to bereliable,includingindependentindustry publications, governmental publications orotherpublishedindependent sources. Somedata is also based on the good faith estimates of GigCapital4 and BigBear.ai,which arederived from its review of internal sources as well as theindependent sources described above. Although GigCapital4 and theCompany believethesesources arereliable,they have notindependently verified theinformation and cannot guarantee its accuracy and completeness. TRADEMARKS AND TRADE NAMES GigCapital4and BigBear. ai own orhave rights to various trademarks,servicemarks and tradenames that they usein connection with theoperation of theirrespectivebusinesses. ThisPresentation also contains trademarks,servicemarks and tradenamesof third parties,which aretheproperty of theirrespectiveowners. Theuseordisplayof thirdparties'trademarks,servicemarks, tradenames orproducts in thisPresentation is not intended to, anddoes not imply,arelationshipwith GigCapital4orBigBear.ai,or an endorsementorsponsorshipby orof GigCapital4ortheCompany. Solely forconvenience, thetrademarks,servicemarks and tradenames referred to in this Presentation may appearwithout the®,TMor SMsymbols,but such references arenot intended to indicate,in any way,that GigCapital4orBigBear. ai willnot assert,to thefullest extent under applicablelaw, their rights ortherightof theapplicablelicensor to these trademarks, servicemarks and trade names. 3

Today's Presenters

RELEVANT EXPERIENCE



Dr. Reggie Brothers
Chief Executive Officer

- 30+ years of experience as a science and technology innovator
- Former CTO of Peraton, Under Secretary for S&T at DHS, and Dep Asst Sec Defense for Research
- Awarded the Wash100, an award for the most influential leaders in the government market, in 2021



Brian Frutchey
Chief Technology Officer

- 25+ years of experience in technology focusing on Big Data analytics for the defense community
- Created first distributed analytics engine for Endeca, open-source exploitation environment for the Joint Staff, and other ML powered big data products
- Managed data science investments for IN-Q-TEL



Josh Kinley
Chief Financial Officer

- 20+ years of experience in government finance and accounting
- Co-Founder and Former CFO of PCI
- Deep insight into government contracting process



Raluca Dinu
GigCapital4 CEO, President, & BOD MEMBER

- 20+ years of experience in the high-tech industry with an established track record of driving increased revenue, profitability, and strategic growth
- CEO and President of GigCapital4 as well as Board of Director Member and Founding Managing Partner of GigCapital Global

BIGBEAR.AI
4

Our Mission Your World is a Battleground. Know your World. Shape your World. Data-Driven Decision Dominance. Operationalizing AI at Scale. 5Our Mission Your World is a Battleground. Know your World. Shape your World. Data-Driven Decision Dominance. Operationalizing AI at Scale. 5

AI & Machine Learning to Augment Human Decision Making BIGBEAR.AI’S END-TO-END SOFTWARE PRODUCTS AND TECHNOLOGY TRANSFORM RAW DATA INTO KNOWLEDGE ▪ BigBear.ai augments – not eliminates – the human decision-making process using AI / ML ▪ Enables AI assisted decision making in a realistic data environment that includes less than perfect (or complex) data sets ▪ Flexible solutions are implemented on top of customers’ current infrastructure and decision-making framework, reducing required investment (1) BROADER AI / ML MARKET PROJECTED TO GROW AT ~40% CAGR OVER THE NEXT 5 YEARS TO REACH ~$310B BY 2026 ▪ Market growth driven by rapid proliferation of data and connected devices LAND & EXPAND STRATEGY: TRACK RECORD OF GROWING CUSTOMER RELATIONSHIPS WITH NEW PRODUCTS & SOLUTIONS ▪ Deploy proven AI solutions to adjacent Federal Civilian markets with similar operational needs ▪ Established and profitable defense and intelligence customer base with long-lasting engagements ▪ Wide range of commercial sector applications across every industry vertical, driven by market need for tracking and predictive tools POSITIVE AND ACCELERATING REVENUE, GROSS MARGIN, EBITDA, AND FREE CASH FLOW ▪ Revenue projections backed by robust $500+M contracted backlog and 100% recompete win rate HIGHLY EXPERIENCED LEADERSHIP TEAM AND EMPLOYEES ▪ Majority have secret-level or higher U.S. government security clearance levels – a significant barrier to entry in an industry where clients rely on us PRICED WITH SIGNIFICANT UPSIDE POTENTIAL AI POWERED TECHNOLOGY SUITE SERVING GROWING PUBLIC & PRIVATE SECTOR DEMAND TO OPTIMIZE DECISIONS (1) MarketsAndMarkets, Inc., May, 2021. 6AI & Machine Learning to Augment Human Decision Making BIGBEAR.AI’S END-TO-END SOFTWARE PRODUCTS AND TECHNOLOGY TRANSFORM RAW DATA INTO KNOWLEDGE ▪ BigBear.ai augments – not eliminates – the human decision-making process using AI / ML ▪ Enables AI assisted decision making in a realistic data environment that includes less than perfect (or complex) data sets ▪ Flexible solutions are implemented on top of customers’ current infrastructure and decision-making framework, reducing required investment (1) BROADER AI / ML MARKET PROJECTED TO GROW AT ~40% CAGR OVER THE NEXT 5 YEARS TO REACH ~$310B BY 2026 ▪ Market growth driven by rapid proliferation of data and connected devices LAND & EXPAND STRATEGY: TRACK RECORD OF GROWING CUSTOMER RELATIONSHIPS WITH NEW PRODUCTS & SOLUTIONS ▪ Deploy proven AI solutions to adjacent Federal Civilian markets with similar operational needs ▪ Established and profitable defense and intelligence customer base with long-lasting engagements ▪ Wide range of commercial sector applications across every industry vertical, driven by market need for tracking and predictive tools POSITIVE AND ACCELERATING REVENUE, GROSS MARGIN, EBITDA, AND FREE CASH FLOW ▪ Revenue projections backed by robust $500+M contracted backlog and 100% recompete win rate HIGHLY EXPERIENCED LEADERSHIP TEAM AND EMPLOYEES ▪ Majority have secret-level or higher U.S. government security clearance levels – a significant barrier to entry in an industry where clients rely on us PRICED WITH SIGNIFICANT UPSIDE POTENTIAL AI POWERED TECHNOLOGY SUITE SERVING GROWING PUBLIC & PRIVATE SECTOR DEMAND TO OPTIMIZE DECISIONS (1) MarketsAndMarkets, Inc., May, 2021. 6

Battle Tested to Perform in Complex, Real Time Environments BigBear.ai’s platform generates critical insights into complex situations where the cost of failure is significant Predicted Russian invasion of Crimea Detected fuel smuggling Product leveraged by CENTCOM to from Libya shape Iranian engagement strategy 7

BigBear.ai Company Snapshot Machine driven AI / ML enables decision making dominance $277M 61% ~$500M (1) FY’22E Total Revenue FY’22E Revenue Growth Contracted Backlog 100K $4.5B 21 Enterprise Decision Makers and Near-Term Pipeline Years in Operation Analysts Relying on Our Software 6M+ 93% 300K Predictions per Day Historical Contract Win-rate Models Trained Per Year (1) Calculated using the midpoint of the 2021E Projected Revenue of $160M to $185M. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 8BigBear.ai Company Snapshot Machine driven AI / ML enables decision making dominance $277M 61% ~$500M (1) FY’22E Total Revenue FY’22E Revenue Growth Contracted Backlog 100K $4.5B 21 Enterprise Decision Makers and Near-Term Pipeline Years in Operation Analysts Relying on Our Software 6M+ 93% 300K Predictions per Day Historical Contract Win-rate Models Trained Per Year (1) Calculated using the midpoint of the 2021E Projected Revenue of $160M to $185M. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 8

Customers Grappling with Complex, Unforgiving Data Sets

The proliferation of data, if harnessed through AI / ML, could result in a global economic gain of ~$16T by 2030 – organizations that don't leverage AI / ML may pay a steep cost



Expanding Data Volumes
Velocity of Big Data
Increasing Demand for Informed Decisions
Variety of Critical Data
Proliferating Cyber Threats
BIGBEAR.AI
DECISION DOMINANCE

Problems Faced by Companies:

- Organizations have spent billions to amass troves of data
- More data will be created in the next three years than in the last 30
- Data overload has slowed and complicated the decision-making process

The BigBear.ai Solution:

- Distill the data and unearth insights
- Deploy operationalized AI / ML to enable better decision making – improving not replacing the human decision maker
- Applicability across a variety of different sectors translates into a large addressable market

BIGBEAR.AI

Source: IDC, PwC, FT and Gartner Research

Large and Rapidly Growing Addressable Market

Broader AI / ML market projected to grow at ~40% CAGR over the next 5 years to reach ~$310B by 2026 (1)

Near-Term Commercial Expansion Currently Underway

MARITIME

Offerings include:
- Plan for Weather Impacts
- Reduce Wait Times and Save Fuel
- Forecasting Demand and Rates
- Identify Maintenance Needs
- Discover New Potential Customers

SPACE

Offerings include:
- Analyze Data to Optimize Launch Time
- Full-Spectrum Vulnerability Testing
- Processing, Exploitation, and Dissemination Capabilities
- Command & Control Services

TRANSPORTATION & LOGISTICS

Offerings include:
- Route Optimization
- Preventative Maintenance
- Fleet Command & Control Insights

ENERGY

Offerings include:
- Location Optimization
- Preventative Maintenance
- Commodity Price Forecasting

RETAIL

Offerings include:
- Site Selection
- Brand Management and Insights into Customer Sentiment
- Optimize Product Placement

Potential for Continued Commercial Expansion

INFRASTRUCTURE

MEDIA

FEDERAL CIVILIAN

BIGBEAR.AI

(1) MarketsAndMarkets, Inc., May, 2021.

10

We Provide Customers With Mission Critical Solutions Highly Customizable Capabilities Compelling Product Applications ▪ Location Intelligence: Global situational awareness and impact analysis across multiple domains reduces surprises and Data Ingestion, Artificial Predictive Full Spectrum informs decisions Enrichment & Intelligence & Analytics & Cyber Processing Machine Learning Visualization ▪ Maritime Intelligence: Optimize fleet operations and hinder competition - the Diverse Base of Government and Commercial Customers first step toward total logistics intelligence ▪ Media Intelligence: Ensuring brands understand the drivers of sentiment and act in their best interests Defense Intelligence Commercial 11We Provide Customers With Mission Critical Solutions Highly Customizable Capabilities Compelling Product Applications ▪ Location Intelligence: Global situational awareness and impact analysis across multiple domains reduces surprises and Data Ingestion, Artificial Predictive Full Spectrum informs decisions Enrichment & Intelligence & Analytics & Cyber Processing Machine Learning Visualization ▪ Maritime Intelligence: Optimize fleet operations and hinder competition - the Diverse Base of Government and Commercial Customers first step toward total logistics intelligence ▪ Media Intelligence: Ensuring brands understand the drivers of sentiment and act in their best interests Defense Intelligence Commercial 11

Strategic Hiring Supports a Specialized Workforce

Several recent hires support sales growth and go-to-market strategy with skilled, mission-focused employees

30%+	75	100+	90%+
Projected Growth of Workforce in 2021E	New Hires in 1H2021	Anticipated New Hires in 2H2021	Employee Retention

- Founded the Sales Engineering team with **multiple data science PhDs** to push commercial "lighthouse" prospects to success
- Grew **Product Management and Founded Product Marketing** teams with talent from Teradata and other real-time big-data processing firms
- Expand the R&D, Design and Engineering Industry and Technology Research, Operations, Customer Engagement, and Training functions through 2022

SPECIALIZED WORKFORCE



625+
Total Employees

65%+ Secret+ Cleared Employees

Across Numerous Disciplines:

- Software Engineering
- Software Development
- Data Science – AI / ML
- Data Architecture
- Analytics Engineering

CULTURE & EMPLOYEE RECOGNITION

BIGBEAR.AI

12

AI Powered Products for Decision Dominance

OBSERVE

Collect and conflate big real-time sources into informative reports



ORIENT

"Low Code" AI generates insights and predictions



DOMINATE

Visual interactions and advice for decisions in complex situations

- **Change Detection**
- **Course of Action Impact**
- **Optimize Allocations**

SELECT DEFENSE CUSTOMER RESULTS

Provides **98%** of all automated observations	**96%** Prediction accuracy	**24x** Faster strategic plan updates

BIGBEAR.AI

13

Agility and Differentiation from a Composable Foundation

BigBear.ai's highly modular IP can be used alone or grafted onto a customer's existing technology to quickly produce customized solutions that meet the unique needs of the customer and the end market

OBSERVE



600M+
Daily near real-time ingest of events from 200+ countries

7.2B
Records Created Per Year

ORIENT



6M+
Daily predictions

10K+
Models trained daily

DOMINATE



LOCATION INTELLIGENCE

SPACE INTELLIGENCE



MARITIME INTELLIGENCE

ADVANTAGES OF OUR APPROACH

- Rapid time to value: **~4 weeks to integrate** new customer
- **Trusted in critical situations** where there is little margin for error
- Scales for **global coverage**
- Component reuse **accelerates innovation** of new capabilities
- **Automatic application of AI** to business decisions, allowing customers to **operationalize AI at scale**

BIGBEAR.AI

14

Existing Software Solutions Apply to Commercial Use Cases

BigBear.ai's IP, originally designed for defense and intelligence customers, can be used today within a wide range of commercial applications across every industry vertical

	DEFENSE USE CASE EXAMPLES:	COMMERCIAL USE CASE EXAMPLES:
Location Intelligence	▪ Discover **new infrastructure** being created ▪ Identify when a location's **use changes** ▪ **Predict human behaviors** like security events ▪ Process **Satellite** and **Internet of Things** Data	▪ Predict the **likelihood of disruptions** at a location ▪ Discover where **competitors are operating** ▪ **Optimize trends** effecting property value ▪ Support refined **site selection** **Space** **Energy**
Maritime Intelligence	▪ Discover **anomalous shipping behavior** ▪ Predict the **capacity of ports** for future operations ▪ **Characterize adversary** maritime assets ▪ Identify **smuggling** or **piracy**	▪ Predict equipment failure to inform **preventative maintenance** ▪ **Forecast demand** for cargo capacity ▪ Optimize **routing** and **fuel hedging** strategy ➢ *Forecast commodity and shipping prices* ➢ *Optimize warehouse assortments* **Logistics**
Media Intelligence	▪ **Analyze sentiment** towards U.S. interests ▪ Determine the **differences between populations** ▪ Identify **propaganda** and **disinformation**	▪ **Analyze sentiment** towards brand or product ▪ **Optimize** the impact of **marketing campaigns** ▪ Identify and shape **key influencers** ▪ Predict the **credit risk** of individuals **Retail** **Federal Civilian**

BIGBEAR.AI
15

Case Study: U.S. Intelligence Agency

AI harnessed to ingest and enrich vast amounts of data to discover, characterize and alert analysts to activities of interest

- Real-time global tracking of entities
- Began with Observe and were able to upsell into Orient and Dominate
- Providing insights into patterns of life of entities
- Provides predictive analytics to alert analysts to changes in usage of facilities or changes in behaviors of entities



110+ Years
of Labor Costs Saved Through Use of BigBear.ai

~4M
Predictions Per Day

~2B
Photos and Videos Processed

100x
More Discoveries than the Last 50 Years of Manual Analysis

BIGBEAR.AI

16

Case Study: Large Public Transportation and Logistics Firm

BigBear.ai provides a SaaS maritime intelligence portal to enhance awareness, safety, efficiency, and competitiveness

- Near real-time analysis and modeling of vessel telemetry, cargo, weather, events, and commodity prices
- Ship behavior anomaly alerts
- Automated fleet operation reports with comparisons to competitors
- Weather impact and port event forecasting for proactive operations decisions
- Cost savings and higher sales through improved operational decisions
- Subscription based SaaS model
- Upsold after initial period from Observe to Orient

1K Miles
Identified Vessels that Traveled as much as 1K Miles Unnecessarily

1B
Telemetry Messages Analyzed Per Year

1 Month
From Customer Engagement to Initial Insights

Discovered
Previously Unknown Customer Prospects Currently Exclusive to Competitors

BIGBEAR.AI
17

Well Situated Between Competitive Offerings

BigBear.ai's differentiated platform offers end-to-end integration with a comprehensive suite of products and capabilities to address unmet, critical needs

Monolithic platforms that are difficult and expensive to integrate given "all or nothing" approach

End-to-End but Rigid

AI for course of action generation and optimization

Portability and modularity to **fit into existing enterprises**

Provides rapid value and promotes **horizontal growth**

Battlefield tested within complex mission environments

Pluggable platform creates the **right product for the right problem**

Comprehensive & Interoperable

Frameworks that lack a comprehensive suite of products and capabilities

Flexible but Limited

BIGBEAR.AI

18

GROWTH STRATEGYGROWTH STRATEGY

Multiple Growth Vectors

Contracted and near-term opportunities provide visibility into achieving forecasted growth

Execute on Existing Backlog

- Existing contracts provide **secured growth** and position BigBear.ai for future wins through proven performance

~$500M Contracted Backlog

Pursue Near-Term Opportunities

- Leverage deep relationships and past performance to immediately pursue identified contracts
- **93% combined historical win rate**
- **100% historical recompete win rate**

~150 Near-Term Opportunities Identified Collectively Worth ~$4.5B

Expand Presence in Commercial Market

- Continue recent momentum to **penetrate targeted industry verticals**
  - Maritime
  - Space
  - Transportation & Logistics
  - Energy
  - Retail
  - Infrastructure
  - Media
  - Federal Civilian

$310B+ Total Addressable Market (1)

Opportunities for Inorganic Growth and Horizontal Expansion

- Continue to identify and acquire **strategic M&A targets**
- Accelerate growth through opportunities in **cyber analytics** and federal **civilian agencies**

25+ Potential M&A Targets Identified

(1) MarketsAndMarkets, Inc., May, 2021.

BIGBEAR.AI
Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 20

Commercial Go-To-Market Overview & Strategy

Targeted go-to-market strategy is driving momentum with new and existing customers

STRATEGIC INITIATIVES

- Onboarding space, transportation, and energy sales teams in Q3 2021E
- Actively building channel strategy for space, transportation, and infrastructure markets
- Planning investments to enhance upselling and cross-selling opportunities
- Expanding into healthcare, financials, and insurance by end of 2022E
- Leveraging 16 existing partners in the channel strategy

CHANNEL PARTNER PROGRAM

1. Technical Training & Sales Enablement
2. Incentives & Discounts
3. Deal Registration
4. Marketing Assets
5. Services Operationalize Technology

Marketing
10 Team Members(1)

Technical Sales Enablement
35 Team Members(1)

Sales
70 Team Members(1)

BIGBEAR.AI

(1) Estimated team size by 2025.

21

Recent Wins Highlight Growing Momentum

Significant recent wins support confidence in 2021E and 2022E revenue projections

- Recent notable wins account for over **$150M+** in total contract value and include:
  - Landmark business analytics contract projected to generate $140M+ in revenue through 2025
  - Contract that advances long-standing relationship with the US Army's Directorate of Operations
  - Awarded one of the first contracts from the Air Force Research Lab to support next generation automation of battlefield decision making
- BigBear.ai entered the second phase of its contract with its largest maritime commercial customer and is preparing for the third phase of the contract
- BigBear.ai has secured two commercial space partnerships, including:
  - Multi-year agreement with Virgin Orbit to deploy AI-powered solutions to address and enhance Virgin Orbit's next generation space solutions
  - Joint development agreement with Redwire to establish a space cyber range capability
- BigBear.ai has begun working with UAV Factory to develop AI / ML capabilities for unmanned systems for commercial and defense end markets

$150M+
Total Contract Value of Recent Contract Wins

100%
Recompete Win Rate

~16x
Near-term Pipeline Opportunities of 2022E Revenue

BIGBEAR.AI
22

New Strategic Partnership: Virgin Orbit

BigBear.ai has entered into a transformational strategic partnership to solve four complex problems:

- Process data from every launch to generate interpretable insights in support of effort to reduce time from request to launch to <24 hours
- Provide predictive analytics to inform constellation positioning and optimize the ability for sensors to collect revenue-generating data
- Conduct AI-driven vulnerability testing to ensure constellations are resilient to cyber attacks against firmware and communications
- Employ AI to optimize manufacturing operations and reduce Virgin's production costs per satellite
- Relationship provides several synergistic benefits and guarantees a right to win in the quickly growing commercial space market

$350B
Size of the Global Economy Today[1]

$1T
Estimated Size of the Global Economy in 2040[1]

Accelerated ROI
Leveraging AI to Optimize Satellite Targeting Will Allow Customers to Deliver Value Faster than Competitors

99.9%
Potential Reduction in per Satellite Manufacturing Costs from Process Optimization by 2040[1][2]

(1) Morgan Stanley Research, July 2020.
(2) Calculated using estimated per satellite cost of $500M today and an estimated per satellite cost of $500K in 2040.

BIGBEAR.AI 23

New Strategic Partnership: UAV Factory

BigBear.ai has entered into a strategic partnership with the manufacturer and designer of unmanned aerial vehicles to:

- Expand BigBear.ai's distribution channels and go-to-market strategy by selling BBAI software as an add-on to UAV Factory's core products
- Analyze global supply chain using AI, monitoring for potential disruptions and optimizing input purchases
- Predict UAV demand to align manufacturing schedules with future sales
- Leverage analytics to predict factory equipment failures, reducing downtime and improving margins
- Develop software to assist in the integration of new capabilities, such as object detection and tracking, into existing sensors
- Partnership Creates potential to explore the on-demand deployment of sensors to collect missing information for BigBear.ai clients



57
Number of Countries with UAV Factory Clients

3
Different Airframes for Use Across Defense and Commercial End Markets

~$60B
Estimated Size of the Global Unmanned Aerial Vehicle Market in 2026 [1]

New Channel
Partner Sells BBAI Software as an Add-on to Accelerate the Value of their Own Product

BIGBEAR.AI

(1) MarketsandMarkets™ Research, June 2021.

24

Proven Land and Expand Strategy We have demonstrated an ability to accelerate growth in our customer relationships as we release products QUADRUPLED REVENUE IN: YEAR 0 TODAY $10M $40M Revenue Revenue 7 Army Years ▪ History of getting a single 6,000 51,000 foothold with a customer Platform Users Platform Users and expanding as they learn our full value $5M $26M Intelligence Revenue Revenue ▪ Revenue and platform <5 product growth is Years Community 15,000 100,000 accelerating with each Platform Users Platform Users product created $25K $2M Maritime Revenue Revenue <1 Year Logistics Observe Observe, Orient Product Products Note: All figures approximate to protect confidential customer data. 25Proven Land and Expand Strategy We have demonstrated an ability to accelerate growth in our customer relationships as we release products QUADRUPLED REVENUE IN: YEAR 0 TODAY $10M $40M Revenue Revenue 7 Army Years ▪ History of getting a single 6,000 51,000 foothold with a customer Platform Users Platform Users and expanding as they learn our full value $5M $26M Intelligence Revenue Revenue ▪ Revenue and platform <5 product growth is Years Community 15,000 100,000 accelerating with each Platform Users Platform Users product created $25K $2M Maritime Revenue Revenue <1 Year Logistics Observe Observe, Orient Product Products Note: All figures approximate to protect confidential customer data. 25

Strategic M&A Can Accelerate BigBear.ai's Momentum

ACTIONABLE PIPELINE

25+ Potential Targets Identified

AI / ML Focus Comprises ~50% of Targets

$385M+ Combined Revenue

BIGBEAR.AI

DECISION DOMINANCE

M&A PHILOSOPHY

Pursue additive Technology to enhance Cross-Sell Opportunities

Target Adjacent Markets to Accelerate Customer Penetration

Broaden Use Cases & Categories

HISTORY OF SUCCESSFUL M&A

Experienced Management Team with Proven M&A Track Record

Pursuit of Synergistic Cultures Facilitates Integration

History of Opportunity Alignment and Expansion

BIGBEAR.AI
26

FINANCIAL HIGHLIGHTSFINANCIAL HIGHLIGHTS

BigBear.ai is Established, Flexible, and Scalable 2022E 2025E Impact Total 40% Revenue $277 $764 CAGR 2022E – 2025E ($M) 75% Analytics Analytics 52% 75% Revenue (%) Revenue (%) by 2025E ~800 bps Adj. EBITDA Adj. EBITDA 13% 21% Margin (%) Margin Expansion by 2025E Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 28BigBear.ai is Established, Flexible, and Scalable 2022E 2025E Impact Total 40% Revenue $277 $764 CAGR 2022E – 2025E ($M) 75% Analytics Analytics 52% 75% Revenue (%) Revenue (%) by 2025E ~800 bps Adj. EBITDA Adj. EBITDA 13% 21% Margin (%) Margin Expansion by 2025E Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 28

Revenue by Type and End Market

Revenue mix is anticipated to shift over the projected period such that Analytics will account for 75% of total revenue in 2025E

REVENUE BY SEGMENT (1)

($ in millions)



Cyber & Engineering ("C&E")
Analytics
25% Organic Growth CAGR
$57
$139
$173
$277
$388
$550
$764
$88
$84
$133
$145
$153
$235
$170
$379
$192
$572
'16A
'20A
'21E
'22E
'23E
'24E
'25E

FUTURE STATE REVENUE BY END MARKET



Defense
Commercial
2025E
65%
35%

(1) Calculated using the midpoint of the 2021 E Projected Revenue of $160M to $185M.
(2) Backlog includes revenue realized in 1H2021A.
Note: All historical financial numbers are pro forma for closed acquisitions.
Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

29

Gross Profit by Segment (1) Gross profit margin is projected to increase over the projected period as revenue mix shifts towards Analytics segment and Commercial end markets (1) FUTURE STATE GROSS PROFIT BY SEGMENT 30% 2025E Gross Profit Margin for (1) C&E 12% 71% 2025E Gross Profit Margin for (1) Analytics 2025E 88% (1) C&E (1) Analytics (1) Refer to Safe Harbor on slides 2 and 3 regarding Segment Gross Profit and Gross Profit Margin reporting. Note: All historical financial numbers are pro forma for closed acquisitions. 30 Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

Cash Flow and Adj. EBITDA Detail BigBear.ai’s profitable and established operations are projected to generate healthy EBITDA margins and cash flow • Adjusted EBITDA margin expansion is bolstered by the growth in the analytics segment • With a market-tested product in place, BigBear.ai is expected to continue to realize steady free cash flow growth through 2025E (1) ADJUSTED EBITDA FREE CASH FLOW 21% 19% $159 16% $120 13% $105 $77 8% $62 $43 $36 $23 $13 $13 '21E '22E '23E '24E '25E '21E '22E '23E '24E '25E (1) Calculated using the midpoint of the 2021E Projected EBITDA of $12.5M to $13.5M. Note: All historical financial numbers are pro forma for closed acquisitions. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 31Cash Flow and Adj. EBITDA Detail BigBear.ai’s profitable and established operations are projected to generate healthy EBITDA margins and cash flow • Adjusted EBITDA margin expansion is bolstered by the growth in the analytics segment • With a market-tested product in place, BigBear.ai is expected to continue to realize steady free cash flow growth through 2025E (1) ADJUSTED EBITDA FREE CASH FLOW 21% 19% $159 16% $120 13% $105 $77 8% $62 $43 $36 $23 $13 $13 '21E '22E '23E '24E '25E '21E '22E '23E '24E '25E (1) Calculated using the midpoint of the 2021E Projected EBITDA of $12.5M to $13.5M. Note: All historical financial numbers are pro forma for closed acquisitions. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 31

Summary Financials – 1H2021A and Full Year Outlook

Continued growth throughout 2021E despite COVID-related contracting delays

Summary Financials (1)

($ in millions)

	1H2021A	2H2021E	FY2021E
Revenues	$72	$101	$173
Cost of Revenues	$52	$72	$124
Gross Profit (Adjusted)	**$24**	**$35**	**$59**
Gross Profit (GAAP)	**$20**	**$29**	**$49**
Operating Expenses:			
General, Administrative, and Fringe (2)	$16	$18	$33
Sales and Marketing	$1	$5	$5
Research & Development	$3	$8	$10
Unadjusted EBITDA	**($0)**	**$1**	**$1**
Adjusted EBITDA	**$3**	**$10**	**$13**

Full Year Outlook

- COVID-related delays for select government awards transferred revenue from 1H2021 to 2H2021, as contracts were awarded ~6 months later than originally projected
  - Impact: 5-year revenue profile is pushed six months into future (the **six-month delay in 2021 extends revenue six months further into 1H2026**)
- BigBear.ai remains confident in 2H2021E and 2022E projections despite modest timing differences in the realization of revenues
- Key contract wins since the close of 2Q2021 further contribute to BigBear.ai's confidence in the revised projections and include:
  - Three major contract awards, adding **$150M+** to backlog
  - Transformational Commercial agreements, expected to generate **$6M** in Annual Recurring Revenue

(1) All financials are as reported in GigCapital4, Inc.'s Schedule 14A filed September 17, 2021.
(2) Excludes depreciation, amortization to reconcile to adjusted and unadjusted EBITDA.

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

BIGBEAR.AI 32

Summary Financials – 1H2021A to 2021E Revenue Bridge (1)(2)


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$72
$65
$48
$23
$185
$160
Indicates Range for Revenue Guidance
Revenue from Contracts Awarded in 1H2021A
Projected Revenue from Existing Contracts (Backlog)
Project Revenue from Expected Contracts (Pipeline)
2021E Revenue

- COVID-related delays in the government contracting process delayed revenue from some pipeline opportunities in 1H2021A, impacting 1H2021A revenue
- New opportunities in pipeline will replace some revenue that has moved from 2021E to 2022E
- Recent contract wins contribute to confidence in 2021E projections

BIGBEAR.AI

(1) Calculated using the bottom of the 2021E Projected Revenue range of $160M to $185M.
(2) All financials are as reported in GigCapital4,Inc.'s Schedule 14A filed September 17, 2021.
Refer to Safe Harbor on cover regarding financial information.

33

Summary Financials – 2022E Revenue Bridge $300 $79 $250 $15 $200 $26 $157 $150 $277 $100 $50 $0 2022E Backlog 4Q2021 Anticipated Weighted Pipeline 2022E Revenue (as of 9/15/21) Expected Awards Commercial Contracts ▪ BigBear.ai remains confident in 2022E Revenue projections; including contracts BigBear.ai expects to be awarded in 4Q2021, ~66% of 2022E Revenue currently in backlog (1) ▪ Pipeline includes ~140 Opportunities with a total revenue opportunity of $386M ▪ Multiple ongoing partnership negotiations with commercial customers ranging in size from ~$500K to ~$5M ARR (1) Represents total unfactored revenue for all pipeline opportunities. 34 Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

VALUATION OVERVIEW & TRANSACTION SUMMARYVALUATION OVERVIEW & TRANSACTION SUMMARY

Peer Group

BigBear.ai's capabilities position it as a powerful force in the data / analytics infrastructure peer set

SELECTED PEERS

alteryx

C3.ai

CROWDSTRIKE

elastic

everbridge

IronNet Cybersecurity

Palantir

snowflake

splunk

Telos

DATA / ANALYTICS INFRASTRUCTURE COMPARABLES

Rationale

- Operate in the same industry with complementary end markets
- Commercial and government exposure
- Valued on revenue multiples
- Focused on a fast-growing, early-stage market
- New entrants centered around disruptive innovation
- Telos and Palantir are software companies with high exposure to government and significant services capabilities

Metrics (Median)

'20A – '21E Revenue Growth	34.2%	2021E EBITDA Margin	1.1%
'21E – '22E Revenue Growth	31.3%	2022E EBITDA Margin	5.0%
2021E Gross Margin	76.5%	EV / 2021E Revenue	22.9x
2022E Gross Margin	76.7%	EV / 2022E Revenue	16.0x

BIGBEAR.AI

Note: All historical financial numbers are pro forma for closed acquisitions.
Source: CapIQ and FactSet; Market data as of August 31, 2021.

36

Benchmarking

Operational benchmarking – revenue growth and gross margin profiles



Total Revenue Growth
(FY'21E – FY'22E)
Peer Average: 38.6%
Peer Median: 31.4%
60.6% (1)
'22E
39.0%
'25E
18.4%
34.1%
36.9%
27.8%
25.2%
87.5%
28.6%
65.3%
19.7%
42.5%
MEDIAN
alteryx
C3.ai
elastic
everbridge
IronNet
Palantir
snowflake
splunk
Telos



Analytics Gross Margin
(FY'22E) (2)
Peer Average: 73.7%
Peer Median: 76.8%
58.5%
'22E
70.6%
'25E
91.1%
77.6%
76.8%
77.1%
72.8%
73.7%
80.6%
69.0%
76.7%
41.2%
MEDIAN
alteryx
C3.ai
elastic
everbridge
IronNet
Palantir
snowflake
splunk
Telos

BIGBEAR.AI

(1) Calculated using the midpoint of the 2021E Projected Revenue of $160M to $185M.
(2) Refer to Safe Harbor on slides 2 and 3 regarding Segment Gross Profit and Gross Profit Margin reporting.
Source: CapIQ and FactSet; Market data as of August 31, 2021.
Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

37

Benchmarking (cont’d) Peer group profitability and Rule of 40 benchmarking Peer Average: 3.3% Peer Median: 3.4% 27.3% 20.8% 16.7% 14.9% 13.0% 6.0% 5.0% Adj. 1.7% n.m. ’25E MEDIAN ’22E EBITDA (2.6%) (3.8%) Margin (FY’22E) (32.7%) Peer Average: 38.5% Peer Median: 34.2% 73.2% 65.4% 61.2% 59.8% 50.3% Rule of 40 42.6% 36.1% 30.4% 32.2% 30.9% Analysis MEDIAN ’25E 24.3% ’22E (FY’22E) 4.1% Source: CapIQ and FactSet; Market data as of August 31, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 38Benchmarking (cont’d) Peer group profitability and Rule of 40 benchmarking Peer Average: 3.3% Peer Median: 3.4% 27.3% 20.8% 16.7% 14.9% 13.0% 6.0% 5.0% Adj. 1.7% n.m. ’25E MEDIAN ’22E EBITDA (2.6%) (3.8%) Margin (FY’22E) (32.7%) Peer Average: 38.5% Peer Median: 34.2% 73.2% 65.4% 61.2% 59.8% 50.3% Rule of 40 42.6% 36.1% 30.4% 32.2% 30.9% Analysis MEDIAN ’25E 24.3% ’22E (FY’22E) 4.1% Source: CapIQ and FactSet; Market data as of August 31, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 38

Benchmarking (cont’d) Peer group valuation benchmarking 47.4x Peer Average: 20.5x Peer Median: 16.0x 36.7x 32.1x EV / Revenue 20.0x (FY’22E) 17.1x 14.9x MEDIAN 14.1x 8.4x 8.6x 5.4x 5.6x Source: CapIQ and FactSet; Market data as of August 31, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 39Benchmarking (cont’d) Peer group valuation benchmarking 47.4x Peer Average: 20.5x Peer Median: 16.0x 36.7x 32.1x EV / Revenue 20.0x (FY’22E) 17.1x 14.9x MEDIAN 14.1x 8.4x 8.6x 5.4x 5.6x Source: CapIQ and FactSet; Market data as of August 31, 2021. Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai. 39

Benchmarking (cont'd)

BigBear.ai is priced with significant upside potential



TRANSACTION VALUE
PEER VALUATION (1)
$5,233
$4,888
$5,957
$5,402
$1,565
~69%
Discount to 2021E peer average
~72%
Discount to 2022E peer average
Pro Forma EV
2021E Revenue at 28.3x to 30.3x Multiple
2022E Revenue at 19.5x to 21.5x Multiple

Summary of Approach

- Peer valuation applies range of multiples to BigBear.ai's 2021E and 2022E management forecasted revenue to arrive at an implied enterprise value
- The applied range was determined by a 2-turn range around the peer mean EV / Revenue multiple of the Data / Analytics Infrastructure peers
- 2021E and 2022E projected financials-based valuation is a reasonable approach given BigBear.ai's high degree of visibility to future revenue from large, long-term contracts

(1) Calculated using the midpoint of the 2021E Projected Revenue of $160M to $185M.
Source: CapIQ and FactSet; Market data as of August 31, 2021.
Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

BIGBEAR.AI
40

Overview of GigCapital4, Inc.

OVERVIEW

- GigCapital4, Inc. (NASDAQ: GIG) is a $358.8M publicly traded Special Purpose Acquisition Company ("SPAC")(1)
- GigCapital4's IPO was completed in February 2021
- Led by a proven management team of experienced entrepreneurs and executives
  - Deep public company management and board experience
  - Extensive global network of TMT business professionals and investors
  - Proven experience with M&A, strategy and technology

Track Record of Successful SPAC Transactions (2)

GigCapital	GigCapital2	GigCapital3	GigCapital4
IPO (NYSE: GIG)	IPO (NYSE: GIX)	IPO (NYSE: GIK)	IPO (NASDAQ: GIG)
DEC 2017 | NOV 2019	JUN 2019 | JUN 2021	MAY 2020 | MAY 2021	FEB 2021 | 2H 2021
Kaleyra (NYSE: KLR) Closed on 11/23/19	UpHealth / Cloudbreak (NYSE: UPH) Closed on 6/10/21	Lightning eMotors (NYSE: ZEV) Closed on 5/7/21	Transaction To close 2H 2021

IDT Integrated Device Technology · esa · FUJITSU · GIGOPTIX · MICREL · RENESAS · SPACE ENGINEERING · TRW

GIGCAPITAL4 LEADERSHIP TEAM



Dr. Avi Katz
EXECUTIVE CHAIRMAN

- Executive Chairman and Founding Managing Partner of GigCapital Global and all its entities, including GigCapital4
- Founder, COB, CEO GigOptix / GigPeak (NYSE: GIG)
- Serial entrepreneur and angel investor with 30+ years of experience in the technology sector



Dr. Raluca Dinu
CEO, PRESIDENT & BOD MEMBER

- Board of Directors Member and Founding Managing Partner of GigCapital Global, CEO, President of GigCapital4
- Previously General Manager / Vice President at Integrated Device Technology (IDT), which was acquired by Renesas Electronics Corp.
- COO of GigPeak, led the transfer and integration of the team from GigPeak into IDT post the acquisition of GigPeak by IDT in 2017



Neil Miotto
BOD MEMBER

- Board of Directors Member
- Previously Partner at KPMG, where he spent 27 years before retiring in 2006
- SEC reviewing partner while at KPMG
- Served on the Board of Directors of Micrel from 2007 to 2015 and GigPeak from 2008 until its sale in 2017

(1) Following transaction close, the combined entity will be listed on the NYSE.
(2) Market data as of August 31, 2021.

BIGBEAR.AI 41

Transaction Overview [1]

OVERVIEW

- BigBear.ai to become publicly traded company via merger with GigCapital4

USE OF PROCEEDS

- Fueling commercial growth projects, sales and marketing expansion, research and development to accelerate product offerings, and inorganic growth through accretive M&A

TRANSACTION FINANCING

- Existing stockholders are expected to receive ~73% of the pro forma equity
- $359M cash held in trust
- $200M convertible note
- $326M of cash to balance sheet expected at closing (net of transaction fees and expenses, repayment of BigBear.ai indebtedness, and secondary proceeds)

BIGBEAR.AI

(1) Dollar figures and percentages rounded for presentation.

42

Transaction Detail [1]

TRANSACTION HIGHLIGHTS

- PF Enterprise Value of $1,565M, implying an EV / FY2022E revenue multiple of 5.6x
- Current BigBear.ai stockholders to retain ~73% of pro forma equity
- Raised $200M convertible note
- 100% of BigBear.ai's existing debt of $109M will be paid down in transaction
- Transaction expected to be completed in Q4 2021

PRO FORMA BASIC OWNERSHIP % [2]


Founders / Insiders
5.9%
GigCapital4 IPO Investors
21.1%
Existing Shareholders
72.9%

PRO FORMA VALUATION

$ IN MILLIONS

Share Price	$10.00
Shares Outstanding (M)	169.7
Equity Value	$1,697
Less: Net Cash	(132)[3]
Enterprise Value	$1,565
EV / 2021E Revenue	*9.1x*[4]
EV / 2022E Revenue	*5.6x*

ILLUSTRATIVE SOURCES & USES

$ IN MILLIONS

Sources	$	%
Seller Equity Roll-Over	$1,237	68.9%
Cash in Trust	359	20.0%
Convertible Note Proceeds	200[5]	11.1%
Total Sources	$1,796	100.0%

Uses	$	%
Seller Equity Roll-Over	$1,237	68.9%
Cash to Sellers	75	4.2%
Cash to Balance Sheet	326	18.2%
Pay Down Debt	110	6.1%
Estimated Fees & Expenses	48[6]	2.7%
Total Uses	$1,796	100.0%

(1) Dollar figures and percentages rounded for presentation.
(2) Founders / Insiders includes Founder Shares and Private Placement Units issued to sponsor and underwriter.
(3) Existing BigBear.ai cash of ~$9M, cash in trust of ~$359M, cash from convertible note of $200M, less fees of ~$48M, existing debt of ~$110M, secondary of $75M, and convertible debt of $200M.
(4) Calculated using the midpoint of the 2021E Projected Revenue of $160M to $185M.
(5) $200M convertible note bearing a coupon of 6.0% and a conversion price of $11.50. Mandatory conversion: after August 15, 2022 if share price exceeds 130% of the conversion price for 20 of 30 consecutive trading days.
(6) Subject to change.

Refer to Safe Harbor on slides 2 and 3 regarding projected financial information with respect to BigBear.ai.

BIGBEAR.AI
43

Questions and AnswersQuestions and Answers

APPENDIXAPPENDIX

Summary Financials (1)(2)(3) Fiscal Year Ended December 31, ($ in millions) 2018 2019 2020 2021 2022 2023 2024 2025 (4) Cyber & Engineering $49 $74 $75 $90 $133 $153 $170 $192 (4) Analytics 39 48 64 83 145 235 379 572 Revenue $88 $122 $139 $173 $277 $388 $550 $764 Growth 26% 38% 14% 24% 61% 40% 42% 39% (4) Cyber & Engineering Gross Profit $17 $20 $38 $46 $52 $59 (4) Analytics Gross Profit 29 39 90 155 260 412 Adjusted Gross Profit $46 $59 $128 $201 $312 $471 Cyber & Engineering Adjusted Gross Margin 22% 22% 28% 30% 31% 31% Analytics Adjusted Gross Margin 46% 47% 62% 66% 69% 72% Adjusted Gross Margin 33% 34% 46% 52% 57% 62% (5) (-) Adjustment to C&E Gross Profit ($0) ($2) ($2) ($2) ($2) ($3) (5) (-) Adjustment to Analytics Gross Profit (2) (8) (5) (6) (7) (7) Gross Profit (GAAP) $43 $49 $121 $192 $303 $461 Cyber & Engineering Gross Margin (GAAP) 22% 20% 27% 29% 29% 30% Analytics Gross Margin (GAAP) 42% 38% 59% 63% 67% 71% Gross Margin (GAAP) 31% 29% 43% 50% 55% 60% (6) (-) General & Administrative and Fringe ($32) ($33) ($39) ($52) ($67) ($91) (-) Sales and Marketing (1) (5) (10) (28) (53) (92) (-) R&D (1) (10) (35) (50) (77) (118) (7) $9 $1 $36 $62 $105 $159 Unadjusted EBITDA Unadjusted EBITDA Margin 6% 0% 13% 16% 19% 21% (8) $21 $13 $36 $62 $105 $159 Adjusted EBITDA Adjusted EBITDA Margin 15% 8% 13% 16% 19% 21% (9) $12 $13 $23 $43 $77 $120 Free Cash Flow (1) Historical Financials, except 2020, are unaudited. (2) All historical financial numbers are pro forma for closed acquisitions. (3) Refer to Safe Harbor on cover regarding financial information. (4) Refer to Safe Harbor regarding Segment Reporting. (5) Adjustments to Segment Gross Profit includes certain General & Administrative, Fringe and R&D costs. (6) Includes unallowable, overhead and other income (expenses). Excludes depreciation and amortization. (7) Unadjusted EBITDA for 2021E does not include acceleration of existing MEP, LTIP grant, or Commercial President equity grant. (8) Adjusted to exclude transaction fees and other non-recurring costs. 46 (9) Calculated by subtracting Capital Expenditures and Increases in New Working Capital from Adjusted EBITDA.Summary Financials (1)(2)(3) Fiscal Year Ended December 31, ($ in millions) 2018 2019 2020 2021 2022 2023 2024 2025 (4) Cyber & Engineering $49 $74 $75 $90 $133 $153 $170 $192 (4) Analytics 39 48 64 83 145 235 379 572 Revenue $88 $122 $139 $173 $277 $388 $550 $764 Growth 26% 38% 14% 24% 61% 40% 42% 39% (4) Cyber & Engineering Gross Profit $17 $20 $38 $46 $52 $59 (4) Analytics Gross Profit 29 39 90 155 260 412 Adjusted Gross Profit $46 $59 $128 $201 $312 $471 Cyber & Engineering Adjusted Gross Margin 22% 22% 28% 30% 31% 31% Analytics Adjusted Gross Margin 46% 47% 62% 66% 69% 72% Adjusted Gross Margin 33% 34% 46% 52% 57% 62% (5) (-) Adjustment to C&E Gross Profit ($0) ($2) ($2) ($2) ($2) ($3) (5) (-) Adjustment to Analytics Gross Profit (2) (8) (5) (6) (7) (7) Gross Profit (GAAP) $43 $49 $121 $192 $303 $461 Cyber & Engineering Gross Margin (GAAP) 22% 20% 27% 29% 29% 30% Analytics Gross Margin (GAAP) 42% 38% 59% 63% 67% 71% Gross Margin (GAAP) 31% 29% 43% 50% 55% 60% (6) (-) General & Administrative and Fringe ($32) ($33) ($39) ($52) ($67) ($91) (-) Sales and Marketing (1) (5) (10) (28) (53) (92) (-) R&D (1) (10) (35) (50) (77) (118) (7) $9 $1 $36 $62 $105 $159 Unadjusted EBITDA Unadjusted EBITDA Margin 6% 0% 13% 16% 19% 21% (8) $21 $13 $36 $62 $105 $159 Adjusted EBITDA Adjusted EBITDA Margin 15% 8% 13% 16% 19% 21% (9) $12 $13 $23 $43 $77 $120 Free Cash Flow (1) Historical Financials, except 2020, are unaudited. (2) All historical financial numbers are pro forma for closed acquisitions. (3) Refer to Safe Harbor on cover regarding financial information. (4) Refer to Safe Harbor regarding Segment Reporting. (5) Adjustments to Segment Gross Profit includes certain General & Administrative, Fringe and R&D costs. (6) Includes unallowable, overhead and other income (expenses). Excludes depreciation and amortization. (7) Unadjusted EBITDA for 2021E does not include acceleration of existing MEP, LTIP grant, or Commercial President equity grant. (8) Adjusted to exclude transaction fees and other non-recurring costs. 46 (9) Calculated by subtracting Capital Expenditures and Increases in New Working Capital from Adjusted EBITDA.

DATA-DRIVEN DECISION DOMINANCE Thank You © 2021 BigBear.ai. All rights reserved | BigBear.ai Proprietary.DATA-DRIVEN DECISION DOMINANCE Thank You © 2021 BigBear.ai. All rights reserved | BigBear.ai Proprietary.